PREPAYMENTS AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
Prepayments And Other Current Assets [Text Block]

5. PREPAYMENTS AND OTHER CURRENT ASSETS

          Prepayments and other current assets consist of the following:

	December 31,

	2010	2011

	US$	US$

Advances for construction projects	424	88
Acquisition deposits	4,832	714
Amounts due from original shareholders of acquired subsidiaries	1,138	1,244
Others	1,827	1,667

	8,221	3,713

Less: Provision for impairment allowance	—	(714)

Total	8,221	2,999

          Acquisition deposits as of December 31, 2011 represent a deposit of US$476 advanced by Wangkeng to Long Yan Ting Zhou Hydroelectric Development Co., Ltd. in April 2011 for the acquisition of the Ting Zhou hydroelectric project and a deposit of US$238 advanced by Hengda to Lushui Jinman Hydro Development Co., Ltd. in April 2011 for the acquisition of the Jinmanhe power project. As of December 31, 2011, these acquisitions have not been completed and the memorandums of understanding in relation to these acquisitions have expired. As a result, the Group recognized a full provision for impairment allowance on the acquisition deposits of US$714 in the year ended December 31, 2011.

          Amounts due from original shareholders of acquired subsidiaries as of December 31, 2010 mainly represent US$630 receivable from the original shareholders of Jinling and US$354 from the original shareholders of Banzhu, for social insurance which should be borne by the original shareholders in accordance with equity purchase agreements.

          Amounts due from original shareholders of acquired subsidiaries as of December 31, 2011 mainly represent US$487 receivable from the original shareholders of Jinling for business tax and land value added tax related to the disposal of an office building before the acquisition date and US$502 from the original shareholders of Banzhu for social insurance which should be borne by the respective original shareholders in accordance with the equity purchase agreements.